Exhibit 10.2
PROGRESS SOFTWARE CORPORATION

2002 NONQUALIFIED STOCK PLAN

(Reflecting amendments thru March 18, 2010)
SECTION 1. General Purpose of the Plan; Definitions
     The name of the plan is the Progress Software Corporation 2002 Nonqualified Stock Plan (the “Plan”). The purpose of the Plan is to encourage and enable employees of Progress Software Corporation, a Massachusetts corporation (the “Company”), and its Subsidiaries to acquire a proprietary interest in the Company. It is anticipated that providing employees with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. The Company intends that this purpose will be effected by the granting of Awards (as defined below) under the Plan.
     The following terms shall be defined as set forth below:
     “Affiliate” means any company in an “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company.
     “Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Non-Statutory Stock Options, Restricted Stock Awards, Unrestricted Stock Awards and Performance Share Awards.
     “Board” means the Board of Directors of the Company.
     “Cause” means (i) any material breach by the participant of any agreement to which the participant and the Company are both parties, (ii) any act or omission to act by the participant which may have a material and adverse effect on the Company’s business or on the participant’s ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (iii) any material misconduct or material neglect of duties by the participant in connection with the business or affairs of the Company or any affiliate of the Company.
     “Change of Control” shall have the meaning set forth in Section 15.
     “Code” means the Internal Revenue Code of 1986, as amended, and any successor code, and related rules, regulations and interpretations.
     “Committee” shall mean the Board or, if appointed by the Board, a committee of not less than two (2) directors. It is the intention of the Company that the Plan shall be administered by “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, but the authority and validity of any act taken or not taken by the

Committee shall not be affected if any director administering the Plan is not a non-employee director.
     “Disability” means disability as set forth in Section 22(e)(3) of the Code.
     “Effective Date” means the date on which the Plan is adopted by the Board as set forth in Section 17.
     “Eligible Person” shall have the meaning set forth in Section 4.
     “Fair Market Value” on any given date means the closing price per share of the Stock on such date as reported by a nationally recognized stock exchange, or, if the Stock is not listed on such an exchange, as reported by the Nasdaq Stock Market, or, if the Stock is not quoted by the Nasdaq Stock Market, the fair market value of the Stock as determined by the Committee.
     “Non-Statutory Stock Option” means any stock option that is not an incentive stock option as defined in Section 422 of the Code.
     “Normal Retirement” means retirement from active employment with the Company and its Subsidiaries in accordance with the retirement policies of the Company and its Subsidiaries then in effect.
     “Officer” means an officer as defined in Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended.
     “Performance Share Award” means an Award granted pursuant to Section 8.
     “Restricted Stock” shall have the meaning set forth in Section 6.
     “Restricted Stock Award” means an Award granted pursuant to Section 6.
     “Stock” means the common stock, $0.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.
     “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
     “Subsidiary” means a subsidiary as defined in Section 424 of the Code.
     “Unrestricted Stock Award” means an award granted pursuant to Section 7.

SECTION 2.	Administration of Plan; Committee Authority to Select Participants and Determine Awards
     (a) Committee. The Plan shall be administered by the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall require the affirmative vote of a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.
     (b) Powers of Committee. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:
     (i) to select the persons to whom Awards may from time to time be granted;
     (ii) to determine the time or times of grant, and the extent, if any, of Non-Statutory Stock Options, Restricted Stock, Unrestricted Stock and Performance Shares, or any combination of the foregoing, granted to any one or more participants;
     (iii) to determine the number of shares to be covered by any Award;
     (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant’s consent;
     (v) to accelerate the exercisability or vesting of all or any portion of any Award;
     (vi) subject to the provisions of Section 5(b), to extend the period in which any outstanding Stock Option may be exercised;
     (vii) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals;
     (viii) to delegate to other persons the responsibility for performing ministerial actions in furtherance of the Plan’s purpose; and
     (ix) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
     All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3. Shares Issuable under the Plan; Mergers; Substitution
     (a) Shares Issuable. The maximum number of shares of Stock with respect to which Awards may be granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be six million five hundred thousand (6,500,000) shares of Stock. For purposes of this limitation, if any shares of Stock covered by an Award granted under the Plan, or to which such an Award relates, are repurchased or forfeited, or if an Award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), then such shares of Stock or the shares of Stock covered by such Award, as the case may be, shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Subject to such overall limitation, any type or types of Award may be granted with respect to shares of Stock. Shares of Stock issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.
     (b) Stock Dividends, Mergers, etc. In the event that the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Section 3(a) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of the merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances).
     (c) Substitute Awards. The Committee may grant Awards under the Plan by assumption of or in substitution for stock and stock-based awards granted or issued by another company to its directors, officers, employees, consultants and other service providers if such persons become Eligible Persons in connection with an acquisition of that company or any division thereof by the Company, whether by merger, consolidation, purchase of stock, purchase of assets or otherwise. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Shares which may be delivered under such substitute awards may be in addition to the maximum number of shares provided for in Section 3(a).
     (d) Effect of Awards. From and after March 18, 2010, the grant of any full value Award (i.e., an Award other than a Stock Option) shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a), as an Award of 2.25 shares of Stock for each such share of Stock actually subject to the Award. The grant of a Stock Option shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a), as an Award for one share of Stock for each such share of Stock actually subject to the Award.

SECTION 4. Eligibility
     Awards may be granted to employees of the Company or its Subsidiaries, and to consultants or other persons who render services to the Company, regardless of whether they are also employees (“Eligible Persons”), provided, however, that members of the Board and Officers are not eligible to receive Awards under the Plan.
SECTION 5. Stock Options
     The Committee may grant Stock Options to Eligible Persons pursuant to the Plan. Any Stock Option granted under the Plan shall be in writing and in such form as the Committee may from time to time approve. Stock Options granted under the Plan shall be Non-Statutory Stock Options.
     The Committee in its discretion may determine the effective date of Stock Options. Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and the terms and conditions of Section 9 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:
     (a) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant; provided, however, that the exercise price shall not be less than Fair Market Value on the date of grant.
     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted, except that no Stock Option granted after March 18, 2010 shall be exercisable more than seven (7) years after the date the Stock Option is granted.
     (c) Exercisability; Rights of a Stockholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, and upon such conditions, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
     (d) Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:
     (i) in cash, by certified or bank check or other instrument acceptable to the Committee;
     (ii) with the consent of the Committee, in the form of shares of Stock owned by the optionee for a period of at least six (6) months and not then subject to restrictions. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

     (iii) with the consent of the Committee, by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or
     (iv) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Committee; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1247(d) of the Code) which the Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations.
     The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable laws and regulations, as determined by the Committee in its sole discretion.
     (e) Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee or his or her legal representative; provided, however, that the Committee may, in the manner established by the Committee, permit the transfer, without payment of consideration, of a Non-Statutory Stock Option by an optionee to a member of the optionee’s immediate family or to a trust or partnership whose beneficiaries are members of the optionee’s immediate family; and such transferee shall remain subject to all the terms and conditions applicable to the option prior to the transfer. For purposes of this provision, an optionee’s “immediate family” shall mean the holder’s spouse, children and grandchildren.
     (f) Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan or in the terms of such Stock Option.
SECTION 6. Restricted Stock Awards
     (a) Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for a purchase price determined by the Committee (but not less than Fair Market Value on the date of grant), shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives.

     (b) Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within ten (10) days (or such shorter date as the Committee may specify) following the delivery of written notice to the participant of the Award by making payment to the Company of the specified purchase price of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.
     (c) Rights as a Stockholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.
     (d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment with or services to the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement, and voluntary termination by the participant), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock with respect to which conditions have not lapsed at their purchase price from the participant or the participant’s legal representative. The Company must exercise such right of repurchase within sixty (60) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).
     (e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Subject to Section 12, the Committee at any time may accelerate such date or dates and otherwise waive or amend any conditions of the Award.
     (f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.
SECTION 7. Unrestricted Stock Awards
     (a) Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

     (b) Restrictions on Transfers. The right to receive Unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.
SECTION 8. Performance Share Awards
     A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, the conditions under which such Award shall terminate, and all other limitations and conditions applicable to the awarded Performance Shares.
SECTION 9. Termination of Stock Options
     (a) Standard Termination Provisions. Stock Options shall terminate and no portion will be exercisable on the earliest to occur of the following:
     (i) Expiration Date. The expiration date of such Stock Option as specified in the option grant certificate.
     (ii) Termination by Death. If the participant ceases to be an employee of the Company or its Subsidiaries on account of death, 24 months from the employment termination date, or 10 days after the end of the blackout period in effect during such post-termination period, if later, if such participant’s estate or beneficiary is subject to such blackout.
     (iii) Termination by Reason of Disability. If the participant ceases to be an employee of the Company or a Subsidiary on account of Disability, 12 months from the employment termination date, or 10 days after the end of the blackout period in effect during such post-termination period, if later, if such participant is subject to such blackout.
     (iv) Termination for Cause. If the participant’s employment with the Company or a Subsidiary is terminated for Cause, the employment termination date.
     (v) Other Termination. If the participant’s employment is terminated in all other circumstances, 90 days after the employment termination date or 10 days after the end of the blackout period in effect during such post-termination period, if later, if such participant is subject to such blackout.
     (b) Post-Termination Exercise Period. During the post-termination exercise period, the participant may exercise only the portion of Stock Options exercisable on the employment termination date, and the portion of Stock Options that is not exercisable on the employment termination date shall be automatically forfeited on the employment termination date. If the participant’s employment terminates on account of death or Disability, Stock Options shall become immediately and fully vested and exercisable.
     (c) Committee Discretion. Notwithstanding the foregoing, the Committee may grant Stock Options under the Plan which contain such terms and conditions with respect to termination as the Committee, in its discretion, may from time to time determine.
SECTION 10. Tax Withholding
     (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, local or other taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.
     (b) Payment in Shares. A participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) transferring to the Company shares of Stock owned by the participant for a period of at least six (6) months and with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award.
SECTION 11. Transfer, Leave of Absence, Etc.
     For purposes of the Plan, a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another, shall not be deemed a termination of employment. Whether authorized leave of absence, or absence on military or government service, shall constitute termination of the employment relationship between the Company and the participant shall be determined by the Committee at the time thereof.
SECTION 12. Amendments and Termination
     The Board may at any time amend or discontinue the Plan in any manner allowed by law and the Committee may at any time, subject to Section 2, amend or cancel any outstanding Award (or provide substitute Awards) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.
SECTION 13. Status of Plan
     With respect to the portion of any Award that has not been exercised, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.
SECTION 14. Lockup Agreement
     The acceptance of any Award under this Plan by the participant or any subsequent holder shall constitute the agreement of such person that, upon the request of the Company or the underwriters managing any underwritten offering of the Company’s securities, such person will not, for a period of time (not to exceed one hundred eighty (180) days) following the effective date of any registration statement filed by the Company under the Securities Act of 1933, as amended, sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Stock received pursuant to such Award, without the prior written consent of the Company or such underwriters, as the case may be, and that such person will execute and deliver to the Company or such underwriters a written agreement to that effect, in such form as the Company or such underwriters shall designate.
SECTION 15. Change in Control
(a)	Upon the occurrence of a Change of Control as defined in this Section 15:
     (i) subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option, Conditional Stock Award, Performance Share Award or Stock Appreciation Right shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;
     (ii) the Committee may accelerate the time for exercise of, and waive all conditions and restrictions on, each unexercised and unexpired Stock Option, Conditional Stock Award, Performance Share Award and Stock Appreciation Right, effective upon a date prior or subsequent to the effective date of such Change of Control, specified by the Committee; or
     (iii) each outstanding Stock Option, Conditional Stock Award, Performance Share Award and Stock Appreciation Right may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, in full during the 30-day period preceding the effective date of such Change of Control.
     (b) “Change of Control” shall mean the occurrence of any one of the following events:

     (i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Act) becomes a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities; or
     (ii) persons who, as of January 1, 1997, constituted the Company’s Board (the “Incumbent Board”) cease for any reason, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to January 1, 1997 whose election was approved by, or who was nominated with the approval of, at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Plan, be considered a member of the Incumbent Board; or
     (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or
     (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.
SECTION 16. General Provisions
     (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof, in such form as the Committee shall in its sole discretion deem advisable.
     No shares of Stock shall be issued pursuant to an Award until, in the opinion of the Committee, all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.
     (b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.
     (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Subsidiary.
SECTION 17. Effective Date of Plan
     The Plan shall become effective upon its adoption by the Board.
SECTION 18. Governing Law
     This Plan and each Award under the Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.